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                                                                   EXHIBIT 23.07


                          INDEPENDENT AUDITOR'S CONSENT

The Board of Directors
Rock Financial Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Detroit, Michigan
November 5, 1999